UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-1596

FPA CAPITAL FUND, INC.
(Exact name of registrant as specified in charter)

11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA			90064
(Address of principal executive offices)			(Zip code)

J. RICHARD ATWOOD, 11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA 90064
(Name and address of agent for service)

Registrant’s telephone number, including area code:		310-473-0225

Date of fiscal year end:	MARCH 31

Date of reporting period:	MARCH 31, 2006

Item 1. Report to Stockholders.

Annual Report

Distributor:

FPA FUND DISTRIBUTORS, INC.

11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064

46636

FPA Capital Fund, Inc.

March 31, 2006

LETTER TO SHAREHOLDERS

Dear Fellow Shareholders:

This Annual Report covers the fiscal year ended March 31, 2006. Your Fund's net asset value (NAV) per share closed at $44.99. Total distributions of $0.82 and $2.83 per share were paid on July 7 and December 23, 2005 to holders of record on June 30 and December 15, respectively, of which $0.73 and $2.66 were from long-term capital gains.

The following table shows the average annual total return for several different periods ended on that date for the Fund and comparative indices of securities prices. The data quoted represents past performance, and an investment in the Fund may fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

	Average Annual Total Return Periods Ended March 31, 2006
	1 Year	5 Years	10 Years	15 Years	20 Years
FPA Capital Fund, Inc. (NAV)	18.33%*	19.67%*	15.32%*	17.88%*	16.79%*
FPA Capital Fund, Inc. (Net of Sales Charge)	12.12%**	18.38%**	14.70%**	17.46%**	16.47%**
Lipper Mid-Cap Value Fund Average	16.97%	13.37%	12.26%	13.37%	12.39%
Russell 2000	25.85%	12.59%	10.15%	12.07%	10.28%
Russell 2500	24.05%	13.51%	12.08%	13.66%	12.15%
Standard & Poor's 500 Index	11.73%	3.97%	8.95%	10.83%	11.43%

The Fund's six-month total return, which includes both the changes in NAV and the reinvestment of distributions paid, was 6.09%*. This compares with total returns of 8.84% for the Lipper Mid-Cap Value Fund Average, 15.23% for the Russell 2000, 13.15% for the Russell 2500 and 6.39% for the S&P 500. On a calendar year basis, these same comparisons are 16.53%* for FPA Capital Fund, 9.15% for the Lipper Mid-Cap Value Fund Average, 4.55% and 8.11% for the Russell 2000 and 2500, and 4.91% for the S&P 500.

Commentary

Your Fund outperformed all of the major indexes and the Lipper Mid-Cap Value Fund Average in calendar 2005 by substantial margins, despite carrying a very elevated cash and bond position. During this period, liquidity (cash and bonds) rose to nearly 41% from 33%. A large percentage of the Fund's positive relative performance came in the first calendar quarter of 2005, when it had positive performance while the other indexes declined in value. Our large liquidity holding helped protect the Fund from negative performance. In contrast to last year, this year's calendar first quarter was quite different, with the Russell 2000 setting a blistering pace by achieving a 13.94% total return, while the Russell 2500 participated with an 11.14% total return. Your Fund lagged the performances of both of these indexes by a wide margin, when it achieved "only" a 4.92% quarterly return. It did slightly outperform the S&P 500's 4.21% return. Your Fund's liquidity level rose to nearly 44% at March 31, 2006, which held back its performance.

Your Fund's liquidity level increased because of actions we took (we reduced the position size in several holdings) or because of the actions by others (three of our holdings were acquired). During this past fiscal year, Maxtor, Reebok International and WFS Financial received very attractive takeover bids from Seagate Technology, Adidas AG, and Wachovia Corp., respectively. In the case of Maxtor, we were lucky. We had just begun to reduce our position because we considered it to be an investment mistake. Fortunately, we were able to sell the balance of our holding at substantially higher prices. The Reebok takeover, though at an attractive price, did cause a momentary bit of remorse, given that it had been a long-term holding. But on second thought, we were very pleased with the outcome. WFS Financial, a holding for nearly twenty years, also fit into this same "remorse" category, but we believe the acquisition price was a very full one. These three sales added approximately 6% to the Fund's liquidity. We increased liquidity further by

  *  Does not reflect deduction of the sales charge which, if reflected, would reduce the performance shown.

  **  Reflects deduction of the maximum sales charge of 5.25% of the offering price.

selling the balance of our Hutchinson Technology (HTCH) holding. When we initially acquired this stock, the Nasdaq was climbing to nearly 5,000, while HTCH was languishing around $19. When it rose into the mid $30s and then into the low $40s, we felt that the share price was discounting a very optimistic outlook, so we sold most of our position. In a subsequent rally, we sold the balance. Finally, we reduced our exposure in a couple of other holdings. For example, National Oilwell Varco has been spectacular these past four years. It has risen nearly 700% since we first began buying it. Its outlook has never been better, but we feel that we should hold a considerably smaller position because of valuation considerations. Should its price rise further, we could be forced out of the position entirely. Michaels Stores announced on March 20 that it would explore the possibility of a sale of the company. We do not know if it will be successful, but if it is, your Fund's liquidity level would likely rise by another 4%.

During the year, we added to several of the Fund's holdings on price weakness. Unfortunately, these periods have been few and far between. We did get the opportunity to add two new holdings: Rosetta Resources and Mercury General Insurance. Rosetta was discussed in the September 30, 2005 Shareholder Letter. Mercury General is a leading property and casualty insurer with a large market share in California. Its competitive advantage is its low expense ratios for overhead and underwriting losses. Mercury's combined ratio (an industry standard ratio that includes underwriting expenses, losses and general and administrative expenses) has averaged 8.5 percentage points better than the industry for the last ten years. As a result of its expansion outside the state of California, this endeavor has required a substantial capital investment to reach critical mass. Furthermore, it is rolling out a new back-end accounting system as well as a new front-end internet system. These added costs, as well as potential execution risks, have created, we believe, a buying opportunity. We were able to initiate a position at a price that approximates 12x our estimate for normalized earnings, along with a 3.5% dividend yield. With the likelihood of rising interest rates and increased stock-market volatility, we may have the opportunity to add to our holding on price weakness.

Despite adding two new holdings and increasing our ownership in several of the Fund's other positions, portfolio liquidity is at a record level since we began managing your Fund in July 1984. This elevated liquidity level is not a statement that we feel the stock market is going to decline imminently, but rather that we are finding it difficult to uncover sufficient investment opportunities that meet our valuation requirements. We have always written that we consider the level of liquidity to be the residual of investment opportunities. As an example, the value screen that I have used for many years recently identified only 73 names, close to the record low of 47, out of a universe of 9,440 in the Compustat database. This screen included stocks with market capitalizations between $150 million and $3 billion. Of the 73 names, 53 were between $150 million and $1 billion. When I expanded the screen to include stocks with market capitalizations up to $20 billion, only 20 additional companies were identified. Finally, below $150 million, 97 companies were identified. What these results convey to us is that between market capitalizations of $1 billion and $20 billion, the market's valuation landscape is very flat. Only when you get into very small market caps and micro caps do a greater number of companies begin to be identified. Most of these companies are not viable investment candidates for us, primarily because of their lack of stock trading liquidity. The results of this screen are a far cry from the output that we got in late 1998, early 1999 and 1994. The stock market's flat valuation landscape is proving to be a challenge for us in the rational deployment of your capital.

We should clarify one aspect of our investment methodology — it is based upon a process of absolute valuation rather than relative valuation. Because of this, we can be at odds with other value-style managers that use more of a relative valuation metric. This difference in methodology can show up in the construction of style indexes, as well. For example, both the Russell 2000 and 2000 Value indexes had spectacular performances for the quarter ended March 31, 2006, with total returns of 13.94% and 13.51%, respectively. In both cases, there were several stocks with total returns in excess of 100%. The list of high-performance stocks included technology, bio-pharmaceutical, cyclicals and energy. On closer inspection, many of these would, in our opinion, be nothing more than mere speculations. Some of these companies have not earned any money in five years; their market capitalization is in excess of revenues and many have little in the way of tangible assets. This observation applies to many of the top-performing stocks that are included in the Value index. We would not consider such stocks to be part of our investment universe and therefore, their performance is irrelevant to us.

During a period when high-expectation stocks, i.e., speculative-type stocks, are leading the way, your Fund is likely to lag in performance, even without its high liquidity level. It is our discipline that prevents us from participating in a stock market that has these valuation tendencies. Though we did have winners during this last quarter, we did not have enough of them to overcome the lagging performance of several of our holdings, as well as our high liquidity level. This same observation applies for your Fund's fiscal-year performance. Though it did underperform the Russell 2000 and the Russell 2500 for the fiscal year, it did outperform the Lipper Mid-Cap Value Fund Average and the S&P 500. We believe the Fund's lower relative return reflects both our selectivity and defensiveness, at a time when we perceive that investment risks are rising. We know we are at odds with most of the mutual-fund industry. As an example, the average liquidity of all equity mutual funds recently hit an all-time low of 3.7%, versus your Fund's record high of 43.6%. While we are being cautious, our competition seems to be very confident, and this is reflected in low stock-market volatility measures. Wherever we look, it appears that most investors are highly confident. Volatility in the bond market recently hit an all-time low as well. Yield spreads are quite narrow throughout all credit segments of the bond market. There seems to be very little worry about credit risk. Again, while others seem to be highly confident, we believe that it is prudent to exercise a higher degree of caution.

The Fund's two largest sectors are energy and retailing, with each at slightly more than 18% of the portfolio. Despite large price rises in several of our energy stocks, we continue to hold most of them since we do not believe their share prices fully discount the expected growth in profitability that we anticipate. If we are correct in our estimates, most of them are valued at a single-digit or low double-digit P/E ratio. Furthermore, we believe they will be able to maintain this level of profitability for several years. Should we get a decline in energy prices (reasonably likely), we hope to use any period of price weakness to add new energy holdings to the portfolio, since we consider this area to be a strategic one for us. As for retailing, we believe our investments are directed toward retailers that have strong competitive positions and provide an attractive value proposition. Should the economy weaken, as we will discuss shortly, our retail holdings will probably experience some price weakness. In several cases, should this occur, we may add to some of our existing holdings. If Michaels were acquired, we would likely use any retail segment price weakness to try to establish another holding. Outside of these two segments, we are monitoring several new ones. In most cases, we are awaiting share price weakness before we are willing to commit capital.

As of March 31, 2006, the Fund's P/E and P/BV (Price/Book Value) ratios were 21.4x and 2.5x, respectively. By comparison, the P/E ratios of the Russell 2000 and 2500 were 28.8x and 25.6x, while their P/BV ratios were 2.6x and 2.7x, respectively. Our companies are financially stronger, with a 22.4% Total-Debt/Total-Capitalization ratio, which compares favorably to the 39.3% and 41.8% for the Russell 2000 and the Russell 2500. Your Fund's P/E ratio is currently elevated because of its large exposure to energy. During the next twelve months, P/E ratios of several of our energy companies should decline significantly, given their extremely positive outlooks for earnings growth.

Outlook

We began calendar 2006 with the expectation that first-half real GDP growth was likely to be considerably stronger than the consensus expectation and then growth would likely decelerate in the second half. If we are correct, this trend should impact both the stock and bond markets. In our opinion, stock prices would initially begin to move higher but then they would likely be constrained by the negative effects of higher interest rates. As economic growth slowed in the second half, so would corporate profitability. We still hold this view.

Recently, consensus first-quarter real GDP growth expectations have risen from the low 3% range to the 4.5% to 5% level. As this process unfolded, the expected peak in the Fed Funds rate has shifted from 4.25% to 4.75 - 5%. Since the end of the March quarter, stronger economic data has moved this expectation to a range of 5% to 5.25%. In light of these changes, the ten-year Treasury bond yield has risen from 4.39% to 5.05%, while the two-year yield increased from 4.40% to 4.95%. As a result of these higher yields, the bond market is likely becoming far more competitive with the stock market.

We are of the opinion that these higher rates will gradually take their toll on the economy and the financial markets. In our September 2005 Shareholder Letter Outlook section, we commented, "We remain very cautious because we believe there are pressures building in the financial system." This process continues to unfold. For example, we believe that interest rates are now starting to have an effect on the real estate market. The inventory of homes waiting to be sold has risen dramatically in the last six-months. At current selling rates, the inventory of unsold homes has increased from less than four months to more than six months. Further interest rate increases should exacerbate this situation. Builders are now rapidly reducing new construction home prices so that they can reduce some of their excess inventory. Existing home prices continue to rise, but this has always been a lagging indicator. It takes time for individuals, who have an emotional attachment to their home, to adjust to the new price realities. The rise in rates, particularly short-term rates, is hitting homeowners who have an adjustable rate mortgage, especially ones with a negative amortization feature. It is estimated that nearly $600 billion in sub-prime mortgage loans alone will re-price this year. As this price reduction trend becomes more obvious, it will likely reduce consumer optimism and therefore, negatively affect measures of consumer confidence.

We see pressures building that are likely to slow corporate profitability growth. The rising tide of interest rates and a flat yield curve are not positive for the profitability of financial institutions in general. To maintain their existing profitability level, they must accept either more credit risk or more interest-rate risk and in some cases, both. In either case, it results in a higher risk profile. This trend is likely to lead to a higher degree of profit variability for financial institutions. With the financial sector near an all time high percentage of the various stock-market indices, any profitability disappointments could lead to a higher level of stock-market volatility with a negative bias. Rising commodity costs pose a risk as well since, unless a corporation is able to pass along these increased costs or reduce their negative effects by efficiency improvements, its profit margins are likely to suffer. Finally, various measures of wage expense growth show that this area is rising at a rate of approximately 3.5%. We are entering the fourth year of an economic recovery and therefore, it is likely that productivity improvements should be harder to come by to offset this rising cost. Again, corporate profitability may suffer. With after-tax corporate profit margins at post-war highs, there is little margin for error going forward. This process may be more visible by the end of this year, when we expect that S&P 500 profit growth will have decelerated to an approximately mid single-digit growth rate.

Our sense that there is little margin for error is in stark contrast to measures of stock-market volatility and bullishness. As we mentioned before, stock-market volatility measures are near all-time lows. Several measures of stock market bullishness are at elevated levels while, at the same time, mutual-fund industry liquidity is at an all-time low. We have no idea what the future will bring, but we do know that rarely are so many confident people correct. This is our natural contrarian way of thinking. As I once was told, "You never know the value of liquidity until you need it and don't have it." We hope to be a liquidity provider when others desperately need it. We will do so but at a very high price. Who knows, with our high liquidity, we may begin to become known as the "Tylenol Fund" because of the pain relief that we can provide to those who need our help.

Until individual stocks fall to a level that meets our exacting valuation criteria, or the market does, we will retain our liquidity. With shorter-term Treasury bonds (2-3 years) at a nearly 5% yield and short-term money markets at 4.75%, both of these are close to the 5% total return that we believe will be the stock market's prospective total return for the foreseeable future. We remain convinced that the opportunity cost of holding an elevated level of liquidity is rather small. Other than the possible additional liquidity that may come from a Michaels Stores acquisition, we do not anticipate that the Fund's liquidity level will rise much further; however, circumstances beyond our control can always change this expectation.

We thank you for the support and trust that you have demonstrated in us by your investment in FPA Capital Fund. We will strive to continue to earn it.

Respectfully submitted,

Robert L. Rodriguez, CFA
President and Chief Investment Officer
April 16, 2006

The discussion of Fund investments represents the views of the Fund's managers at the time of this report and are subject to change without notice. References to individual securities are for informational purposes only and should not be construed as recommendations to purchase or sell individual securities. While the Fund's managers believe that the Fund's holdings are value stocks, there can be no assurance that others will consider them as such. Further, investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform growth stocks during given periods.

Fund shares are presently offered for sale only to existing shareholders and to directors, officers and employees of the Fund, the Adviser and affiliated companies, and their immediate relatives.

FORWARD LOOKING STATEMENT DISCLOSURE

As mutual fund managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on current management expectations, they are considered "forward-looking statements" which may or may not be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

HISTORICAL PERFORMANCE

Change in Value of a $10,000 Investment in FPA Capital Fund, Inc. vs. Russell 2500, Russell 2000, S&P 500 and Lipper Mid-Cap Value Fund Average from April 1, 1996 to March 31, 2006

Past performance is not indicative of future performance. The Russell 2500 and 2000 Indexes consist of the 2,500 and 2,000 smallest companies, respectively, in the Russell 3000 total capitalization universe. These indexes are considered measures of small to mid capitalization stock performance. The Standard & Poor's 500 Stock Index (S&P 500) is a capitalization-weighted index which covers industrial, utility, transportation and financial service companies, and represents approximately 75% of the New York Stock Exchange (NYSE) capitalization and 30% of NYSE issues. This index is considered a measure of large capitalization stock performance. These indices do not reflect any commissions or fees which would be incurred by an investor purchasing the stocks they represent. The Lipper Mid-Cap Value Fund Average provides an additional comparison of how your Fund performed in relation to other mutual funds with similar objectives. The Lipper data does not include sales charges. The performance shown for FPA Capital Fund, Inc., with an ending value of $39,429 reflects deduction of the current maximum sales charge of 5.25% of the offering price. In addition, since investors purchase shares of the Fund with varying sales charges depending primarily on volume purchased, the Fund's performance at net asset value (NAV) is also shown, as reflected by the ending value of $41,614. The performance of the Fund and of the Averages is computed on a total return basis which includes reinvestment of all distributions.

PORTFOLIO SUMMARY

March 31, 2006
(Unaudited)

Common Stocks		56.4%
Retailing	18.2%
Energy	18.1%
Technology	7.0%
Consumer Durables	6.0%
Industrial Products	4.4%
Consumer Non-Durables	1.3%
Financial	1.0%
Health Care	0.4%
Non-Convertible Securities		20.4%
Short-Term Investments		23.2%
Other Assets and Liabilities, net		0.0%
Total Net Assets		100.0%

MAJOR PORTFOLIO CHANGES

Six Months Ended March 31, 2006
(Unaudited)

	Shares or Principal Amount
NET PURCHASES
Common Stocks
Fleetwood Enterprises, Inc.	513,200	shs
Foot Locker, Inc.	29,200	shs
Mercury General Corporation (1)	218,700	shs
Rosetta Resources, Inc.	1,217,300	shs
Zale Corporation	598,600	shs
Non-Convertible Securities
U.S. Treasury Inflation-Indexed Notes — 3.375% 2007	$326,110,156
U.S. Treasury Note — 4% 2007 (1)	$25,000,000
U.S. Treasury Note — 4.25% 2007 (1)	$58,000,000
NET SALES
Common Stocks
Hutchinson Technology Incorporated (2)	57,600	shs
Maxtor Corporation (2)	2,179,800	shs
National Oilwell Varco, Inc.	179,400	shs
Reebok International Ltd (2)	1,350,000	shs
Thor Industries, Inc.	69,200	shs
Non-Convertible Security
Fifth Third Bancorp — 3.79% 2009 (floating) (2)	$50,000,000

(1)  Indicates new commitment to portfolio

(2)  Indicates elimination from portfolio

PORTFOLIO OF INVESTMENTS

March 31, 2006

COMMON STOCKS	Shares	Value
RETAILING — 18.2%
Big Lots, Inc.*	4,300,000	$60,028,000
Charming Shoppes, Inc.*	5,400,000	80,298,000
Foot Locker, Inc.	2,248,900	53,703,732
Michaels Stores, Inc.	2,338,000	87,862,040
Rent-A-Center, Inc.*	1,309,200	33,502,428
Ross Stores, Inc.	1,787,400	52,174,206
Zale Corporation*	1,773,600	49,714,008
		$417,282,414
ENERGY — 18.1%
ENSCO International Incorporated	2,331,800	$119,971,110
National Oilwell Varco, Inc.*	811,300	52,020,556
Patterson - UTI Energy, Inc.	2,796,000	89,360,160
Rosetta Resources, Inc.*†	4,455,800	80,026,168
Rowan Companies, Inc.	1,679,300	73,822,028
		$415,200,022
TECHNOLOGY — 7.0%
Arrow Electronics, Inc.*	1,885,000	$60,828,950
Avnet, Inc.*	3,900,000	98,982,000
Exabyte Corporation*	42,740	27,781
		$159,838,731
CONSUMER DURABLES — 6.0%
Champion Enterprises, Inc.*	2,227,200	$33,318,912
Coachmen Industries, Inc. †	859,000	9,775,420
Fleetwood Enterprises, Inc.* †	4,627,600	51,690,292
Thor Industries, Inc.	772,000	41,193,920
		$135,978,544
INDUSTRIAL PRODUCTS — 4.4%
Trinity Industries, Inc.	1,829,700	$99,517,383
CONSUMER NON-DURABLES — 1.3%
American Greetings Corporation	1,343,500	$29,046,470
FINANCIAL — 1.0%
Horace Mann Educators Corporation	630,100	$11,845,880
Mercury General Corporation	218,700	12,006,630
		$23,852,510
HEALTH CARE — 0.4%
Apria Healthcare Group Inc.*	419,000	$9,628,620
TOTAL COMMON STOCKS — 56.4% (Cost $679,917,506)		$1,290,344,694

PORTFOLIO OF INVESTMENTS

March 31, 2006

	Amount	Principal Value
NON-CONVERTIBLE SECURITIES — 20.4%
U.S. Treasury Inflation-Indexed Notes — 3.375% 2007	$349,067,940	$352,831,329
U.S. Treasury Note — 3.875% 2007	32,000,000	31,584,992
U.S. Treasury Note — 4% 2007	25,000,000	24,687,500
U.S. Treasury Note — 4.25% 2007	58,000,000	57,456,250
TOTAL NON-CONVERTIBLE SECURITIES (Cost $466,894,960)		$466,560,071
TOTAL INVESTMENT SECURITIES — 76.8% (Cost $1,146,812,466).		$1,756,904,765
SHORT - TERM INVESTMENTS — 23.2%
Rabobank USA Financial Corporation — 4.83% 4/03/06	$48,589,000	$48,575,962
Barclays U.S. Funding, Inc. — 4.545% 4/03/06	60,000,000	59,984,850
ChevronTexaco Funding Corporation — 4.54% 4/06/06	62,000,000	61,960,906
General Electric Company — 4.64% 4/12/06	47,515,000	47,447,634
General Electric Capital Services, Inc. — 4.67% 4/17/06	50,000,000	49,896,222
ABN Amro North America Financial Corporation — 4.72% 4/27/06	50,000,000	49,829,556
U.S. Treasury Bill — 4.61% 05/11/2006	214,000,000	212,922,440
TOTAL SHORT-TERM INVESTMENTS (Cost $530,617,570)		$530,617,570
TOTAL INVESTMENTS — 100.0% (Cost $1,677,430,036)		$2,287,522,335
Other assets and liabilities, net — 0.0%		1,074,229
TOTAL NET ASSETS — 100.0%		$2,288,596,564

*  Non-income producing securities.

†  Affiliate as defined in the Investment Company Act of 1940 by reason of ownership of 5% or more of its outstanding voting securities during the year ended March 31, 2006.

Following is a summary of transactions in securities of these affiliates during the year ended March 31, 2006.

	Purchases at Cost	Sales at Cost	Realized Loss	Dividend Income
Coachmen Industries, Inc.	—	—	—	$206,160
Fleetwood Enterprises, Inc.	$8,913,976	$1,031,250	$(445,855)	—
Rosetta Resources, Inc.	74,731,610	—	—	—

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2006

ASSETS
Investments at value:
Investment securities — at market value (including $141,491,880 in securities of affiliates; identified cost $1,146,812,466)	$1,756,904,765
Short-term investments — at amortized cost (maturities of 60 days or less)	530,617,570	$2,287,522,335
Cash		803
Receivable for:
Dividends and accrued interest	$3,771,148
Capital Stock sold	3,485,775
Investment securities sold	347,414	7,604,337
		$2,295,127,475
LIABILITIES
Payable for:
Investment securities purchased	$3,783,572
Advisory fees and financial services	1,421,955
Capital Stock repurchased	1,132,986
Accrued expenses and other liabilities	192,398	6,530,911
NET ASSETS		$2,288,596,564
SUMMARY OF SHAREHOLDERS' EQUITY
Capital Stock — par value $0.01 per share; authorized 100,000,000 shares; outstanding 50,870,768 shares		$508,708
Additional Paid-in Capital		1,615,862,567
Undistributed net realized gain on investments		55,232,023
Undistributed net investment income		6,900,967
Unrealized appreciation of investments		610,092,299
NET ASSETS		$2,288,596,564
NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM OFFERING PRICE PER SHARE
Net asset value and redemption price per share (net assets divided by shares outstanding)		$44.99
Maximum offering price per share (100/94.75 of per share net asset value)		$47.48

See notes to financial statements.

STATEMENT OF OPERATIONS

For the Year Ended March 31, 2006

INVESTMENT INCOME
Interest		$27,836,705
Dividends (including $206,160 from securities of an affiliate)		5,643,236
		$33,479,941
EXPENSES
Advisory fees	$12,994,315
Financial services.	1,991,423
Transfer agent fees and expenses	1,241,012
Custodian fees and expenses	128,392
Reports to shareholders	102,962
Insurance.	70,425
Registration fees	63,309
Postage	44,589
Directors' fees and expenses	39,221
Audit fees	35,500
Legal fees	20,286
Other expenses	71,568	16,803,002
Net investment income		$16,676,939
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments:
Proceeds from sales of investment securities (excluding short-term investments with maturities 60 days or less)	$1,761,698,442
Cost of investment securities sold	1,582,447,810
Net realized gain on investments		$179,250,632
Unrealized appreciation of investments:
Unrealized appreciation at beginning of year	$469,676,270
Unrealized appreciation at end of year	610,092,299
Increase in unrealized appreciation of investments		140,416,029
Net realized and unrealized gain on investments		$319,666,661
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS		$336,343,600

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended March 31, 2006		Year Ended March 31, 2005
INCREASE IN NET ASSETS
Operations:
Net investment income	$16,676,939		$2,006,223
Net realized gain on investments	179,250,632		63,405,029
Increase in unrealized appreciation of investments	140,416,029		95,366,963
Increase in net assets resulting from operations		$336,343,600		$160,778,215
Distributions to shareholders from:
Net investment income	$(11,782,195)		$(35,554)
Net realized capital gains	(155,035,071)	(166,817,266)	(59,700,496)	(59,736,050)
Capital Stock transactions:
Proceeds from Capital Stock sold	$442,358,796		$449,654,932
Proceeds from shares issued to shareholders upon reinvestment of dividends and distributions	148,543,423		52,441,840
Cost of Capital Stock repurchased*	(216,573,850)	374,328,369	(198,505,180)	303,591,592
Total increase in net assets		$543,854,703		$404,633,757
NET ASSETS
Beginning of year, including undistributed net investment income of $2,006,223 and $35,554 at March 31, 2005 and 2004, respectively		1,744,741,861		1,340,108,104
End of year, including undistributed net investment income of $6,900,967 and $2,006,223 at March 31, 2006 and 2005, respectively		$2,288,596,564		$1,744,741,861
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock sold		10,162,509		11,590,984
Shares issued to shareholders upon reinvestment of dividends and distributions		3,467,272		1,335,623
Shares of Capital Stock repurchased		(4,993,817)		(5,080,265)
Increase in Capital Stock outstanding		8,635,964		7,846,342

*  Net of redemption fees of $15,783 and $49,204 for the years ended March 31, 2006 and 2005, respectively

See notes to financial statements.

FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Year

	Year Ended March 31,
	2006	2005	2004	2003	2002
Per share operating performance:
Net asset value at beginning of year	$41.31	$38.97	$24.86	$30.16	$23.01
Income from investment operations:
Net investment income	$0.35	$0.05	$0.02	— *	$0.02
Net realized and unrealized gain (loss) on investment securities	6.98	3.77	14.44	$(4.97)	9.55
Total from investment operations	$7.33	$3.82	$14.46	$(4.97)	$9.57
Less distributions:
Dividends from net investment income	$(0.26)	— *	$(0.02)	—	$(0.03)
Distributions from net realized capital gains	(3.39)	$(1.48)	(0.33)	$(0.33)	(2.39)
Total distributions	$(3.65)	$(1.48)	$(0.35)	$(0.33)	$(2.42)
Redemption fees	— *	— *	— *	—	—
Net asset value at end of year	$44.99	$41.31	$38.97	$24.86	$30.16
Total investment return**	18.33%	10.04%	58.29%	(16.62)%	42.81%
Ratios/supplemental data:
Net assets at end of period (in 000's)	$2,288,597	$1,744,742	$1,340,108	$585,827	$635,797
Ratio of expenses to average net assets	0.83%	0.85%	0.83%	0.87%	0.84%
Ratio of net investment income to average net assets	0.83%	0.13%	0.06%	—	0.04%
Portfolio turnover rate	26%	16%	20%	17%	23%

*  Rounds to less than $0.01 per share

**  Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

March 31, 2006

NOTE 1 — Significant Accounting Policies

FPA Capital Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a diversified, open-end investment company. The Fund's primary investment objective is long-term capital growth. Current income is a factor, but a secondary consideration. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

Securities listed or traded on a national securities exchange are valued at the last sale price on the last business day of the year, or if there was not a sale that day, at the last bid price. Securities traded in the NASDAQ National Market System are valued at the NASDAQ Official Closing Price on the last business day of the year, or if there was not a sale that day, at the last bid. Unlisted securities are valued at the most recent bid price. Short-term investments with maturities of 60 days or less at the time of purchase are valued at amortized cost which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors.

B.  Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

C.  Use of Estimates

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 2 — Purchases of Investment Securities

Cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less at the time of purchase) aggregated $1,663,633,799 for the year ended March 31, 2006. Realized gains or losses are based on the specific identification method.

NOTE 3 — Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the distribution requirements of the Code, all of its taxable net investment income and taxable net realized gains on investments.

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax reporting basis, which may differ from financial reporting. For federal income tax purposes, the components of distributable earnings at March 31, 2006, were as follows:

Undistributed Net Investment Income	$6,900,967
Undistributed Net Realized Gains	$55,232,023

The tax status of distributions paid during the fiscal years ended March 31, 2006 and 2005 were as follows:

	2006	2005
Dividends from Ordinary Income	$11,782,195	$35,554
Distributions from Long-term Capital Gains	$155,035,071	$59,700,496

The cost of investment securities (excluding short-term investments with maturities of 60 days or less at the time of purchase) held at March 31, 2006, for federal income tax purposes was $1,146,812,466. Gross unrealized appreciation and depreciation for all investment securities at March 31, 2006, for federal income tax purposes was $618,355,825 and $8,263,526, respectively resulting in net unrealized appreciation of $610,092,299.

NOTE 4 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, Inc. (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.75% of the first $50 million of the Fund's average daily net assets and 0.65% of the average daily net assets in excess of $50 million. In addition, the Fund pays the Adviser an amount equal to 0.1% of the average daily net assets

NOTES TO FINANCIAL STATEMENTS

Continued

for each fiscal year in reimbursement for the provision of financial services to the Fund. The Agreement provides that the Adviser will reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $30 million and 1% of the remaining average net assets of the Fund for the year.

For the year ended March 31, 2006, the Fund paid aggregate fees of $39,000 to all Directors who are not affiliated persons of the Adviser. Certain officers of the Fund are also officers of the Adviser and FPA Fund Distributors, Inc.

NOTE 5 — Redemption Fees

A redemption fee of 2% applies to redemptions within 90 days of purchase for certain purchases made by persons eligible to purchase shares without an initial sales charge. For the year ended March 31, 2006, the Fund collected $15,783 in redemption fees, which amounted to less than $0.01 per share.

NOTE 6 — Distributor

For the year ended March 31, 2006, FPA Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of the Adviser, received $94,104 in net Fund share sales commissions after reallowance to other dealers. The Distributor pays its own overhead and general administrative expenses, the cost of supplemental sales literature, promotion and advertising.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND
BOARD OF DIRECTORS OF FPA CAPITAL FUND, INC.

We have audited the accompanying statement of assets and liabilities of FPA Capital Fund, Inc. (the "Fund"), including the portfolio of investments, as of March 31, 2006, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of FPA Capital Fund, Inc. for the year ended March 31, 2002 were audited by other auditors whose report, dated April 30, 2002, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2006, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FPA Capital Fund, Inc. as of March 31, 2006, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Los Angeles, California
May 1, 2006

SHAREHOLDER EXPENSE EXAMPLE

March 31, 2006
(unaudited)

Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value September 30, 2005	$1,000.00	$1,000.00
Ending Account Value March 31, 2006	$1,060.90	$1,020.86
Expenses Paid During Period*	$4.21	$4.14

*  Expenses are equal to the Fund's annualized expense ratio of 0.82%, multiplied by the average account value over the period and prorated for the six-months ended March 31, 2006 (182/365 days).

RENEWAL OF INVESTMENT ADVISORY AGREEMENT

The investment advisory agreement provides that it may be renewed from year to year by (i) the Board of Directors of the Fund or by the vote of a majority (as defined in the Investment Company Act of 1940) of the outstanding voting securities of the Fund, and (ii) by the vote of a majority of Directors who are not interested persons (as defined in the 1940 Act) of the Fund or of the Adviser cast in person at a meeting called for the purpose of voting on such approval. At a meeting of the Board of Directors held on August 1, 2005, the continuance of the advisory agreement through September 30, 2006, was approved by the Board of Directors and by a majority of the Directors who are not interested persons of the Fund or of the Adviser.

In determining whether to renew the advisory agreement, those Fund Directors who were not affiliated with the Adviser met separately to evaluate information provided by the Adviser in accordance with the 1940 Act and to determine their recommendation to the full Board of Directors. The Directors considered a variety of factors, including the quality of advisory, management and accounting services provided to the Fund, the fees and expenses borne by the Fund, the profitability of the Adviser and the investment performance of the Fund both on an absolute basis and as compared with a peer group of mutual funds. The Fund's advisory fee and expense ratio were also considered in light of the advisory fees and expense ratios of a peer group of mutual funds. The Directors noted the Fund's superior long-term investment results and the quality and depth of experience of the Adviser and its investment and administrative personnel. The Directors also took into consideration the benefits derived by the Adviser from arrangements under which it receives research services from brokers to whom the Fund's brokerage transactions are allocated. Based upon its consideration of these and other relevant factors, the Directors concluded that the advisory fees and other expenses paid by the Fund are fair and that shareholders have received reasonable value in return for such fees and expenses.

DIRECTOR AND OFFICER INFORMATION

Name, Age & Address	Position(s) With Fund/ Years Served	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships
Willard H. Altman, Jr. – (70)*	Director† Years Served: 8	Retired. Formerly, until 1995, Partner of Ernst & Young LLP, a public accounting firm.	6

Alfred E. Osborne, Jr. – (61)*	Director† Years Served: 6	Senior Associate Dean of the John E. Anderson School of Management at UCLA.	3	Investment Company Institute, K2 Inc., Nordstrom, Inc., Wedbush, Inc., EMAK, and WM Group of Funds.

A. Robert Pisano – (63)*	Director† Years Served: 4	President and Chief Operating Officer of the Motion Picture Association of America, Inc. since 2005. Formerly, until 2005, National Executive Director and Chief Executive Officer of the Screen Actors Guild.	4	State Net, Resources Global Professionals and the Motion Picture and Television Fund.

Lawrence J. Sheehan – (73)*	Director† Years Served: 15	Retired. Formerly partner (1969 to 1994) and of counsel employee (1994-2002) of the firm of O'Melveny & Myers LLP.	5

Robert L. Rodriguez – (57)	Director† President & Chief Investment Officer Years Served: 6	Principal and Chief Executive Officer of the Adviser.	2	First Pacific Advisors, Inc. and FPA Fund Distributors, Inc.

Dennis M. Bryan – (44)	Vice President Years Served: 10	Vice President of the Adviser.

Eric S. Ende – (61)	Vice President Years Served: 21	Senior Vice President of the Adviser.	3

J. Richard Atwood – (45)	Treasurer Years Served: 9	Principal and Chief Operating Officer of the Adviser. President and Chief Executive Officer of FPA Fund Distributors, Inc.		First Pacific Advisors, Inc. and FPA Fund Distributors, Inc.

Christopher H. Thomas – (49)	Chief Compliance Officer Years Served: 11	Vice President and Chief Compliance Officer of the Adviser and Vice President of FPA Fund Distributors, Inc.		FPA Fund Distributors, Inc.

Sherry Sasaki – (51)	Secretary Years Served: 23	Assistant Vice President and Secretary of the Adviser and Secretary of FPA Fund Distributors, Inc.

E. Lake Setzler – (39)	Assistant Treasurer Years Served: <1	Vice President and Controller of the Adviser since 2005. Formerly Chief Operating Officer of Inflective Asset Management, LLC (2004-2005) and Vice President of Transamerica Investment Management, LLC (2000-2004).

†  Directors serve until their resignation, removal or retirement.
*  Audit Committee member
Additional information on the Directors is available in the Statement of Additional Information. Each of the above listed individuals can be contacted at 11400 W. Olympic Blvd., Suite 1200, Los Angeles, CA 90064.

FPA CAPITAL FUND, INC.

INVESTMENT ADVISER

First Pacific Advisors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, CA 90064

SHAREHOLDER SERVICE AGENT

Boston Financial Data Services, Inc.
P.O. Box 8115
Boston, Massachusetts 02266-8115
(800) 638-3060
(617) 483-5000

CUSTODIAN & TRANSFER AGENT

State Street Bank and Trust Company
Boston, Massachusetts

TICKER: FPPTX
CUSIP: 302539101

DISTRIBUTOR

FPA Fund Distributors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064

COUNSEL

O'Melveny & Myers LLP
Los Angeles, California

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
Los Angeles, California

This report has been prepared for the information of shareholders of FPA Capital Fund, Inc., and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. The financial information included in this report has been taken from the records of the Fund without examination by independent auditors.

The Fund's complete proxy voting record for the 12 months ended June 30, 2005 is available without charge, upon request, by calling (800) 982-4372 and on the SEC's web site at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the second and fourth quarter on Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. Form N-Q is available at the SEC's Public Reference Room in Washington, D.C., and information on the operations of the Public Reference Room may be obtained by calling 1-202-942-8090. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-982-4372.

Additional information about the Fund is available online at www.fpafunds.com. This information includes, among other things, holdings, top sectors and performance, and is updated on or about the 15th business day after the end of the quarter.

Item 2.                    Code of Ethics.

(a)           The registrant has adopted a code of ethics that applies to the registrant’s senior executive and financial officers.

(b)           Not Applicable

(c)           During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

(d)           During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

(e)           Not Applicable

(f)            A copy of the registrant’s code of ethics is filed as an exhibit to this Form N-CSR. Upon request, any person may obtain a copy of this code of ethics, without charge, by calling (800) 982-4372.

Item 3.                    Audit Committee Financial Expert.

The registrant’s board of directors has determined that Willard H. Altman, Jr., a member of the registrant’s audit committee and board of directors, is an “audit committee financial expert” and is “independent,” as those terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his duties, obligations and liability as a member of the audit committee and of the board of directors. This designation does not affect the duties, obligations or liability of any other member of the audit committee or the board of directors.

Item 4.                    Principal Accountant Fees and Services.

		2005	2006
(a)	Audit Fees	$29,520	$33,000
(b)	Audit Related Fees	-0-	-0-
(c)	Tax Fees	$5,765	$6,000
(d)	All Other Fees	-0-	-0-

(e)(1)       Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. The audit committee shall pre-approve all audit and permissible non-audit services that the committee considers compatible with maintaining the independent auditors’ independence. The pre-approval requirement will extend to all non-audit services provided to the registrant, the adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant; provided, however, that an engagement of the registrant’s independent auditors to perform attest services for the registrant, the adviser or its affiliates required by generally accepted auditing standards to complete the examination of the registrant’s financial statements (such as an examination conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants), will be deem pre-approved if:  (i) the registrant’s independent auditors inform the audit committee of the engagement, (ii) the registrant’s independent auditors advise the audit committee at least annually that the performance of this engagement will not impair the independent auditor’s independence with respect to the registrant, and (iii) the audit committee receives a copy of the independent auditor’s report prepared in connection with such services. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting.

(e)(2)       Disclose the percentage of services described in each of paragraphs (b) – (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. 100% of the services provided to the registrant described in paragraphs (b) – (d) of this Item were pre-approved by the audit committee pursuant to paragraph (e)(1) of this Item. There were no services provided to the investment adviser or any entity controlling, controlled by or under common control with the adviser described in paragraphs (b) – (d) of this Item that were required to be pre-approved by the audit committee.

(f)            If greater than 50%, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees. All services performed on the engagement to audit the registrant’s financial statements for the most recent fiscal year end were performed by the principal accountant’s full-time, permanent employees.

(g)           Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. None.

(h)           Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. Not Applicable.

Item 5.                    Audit Committee of Listed Registrants. Not Applicable.

Item 6.                    Schedule of Investments. The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7.                    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not Applicable.

Item 8.                    Portfolio Managers of Closed-End Management Investment Companies. Not Applicable.

Item 9.                    Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable.

Item 10.                  Submission of Matters to a Vote of Security Holders. There has been no material change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.                  Controls and Procedures.

(a)           The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)           There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.                  Exhibits.

(a)(1)	Code of ethics as applies to the registrant’s officers and directors, as required to be disclosed under Item 2 of Form N-CSR. Attached hereto as Ex.99.CODE.ETH.

(a)(2)	Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the Investment Company Act of 1940. Attached hereto.

(a)(3)	Not Applicable

(b)	Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940. Attached hereto.

SIGNATURES

Pursuant to the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FPA CAPITAL FUND, INC.

By:	/s/ ROBERT L. RODRIGUEZ
Robert L. Rodriguez, President

Date:	June 8, 2006

Pursuant to the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FPA CAPITAL FUND, INC.

By:	/s/ J. RICHARD ATWOOD
J. Richard Atwood, Treasurer

Date:	June 8, 2006